UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2005

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

148 E. Brokaw Road San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 392-8300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 28, 2005, SiRF Technology Holdings, Inc. (“SiRF”), a Delaware corporation, acquired Kisel Microelectronics, AB, a privately held limited liability company (“Kisel”) based in Stockholm, Sweden. Under the terms of the Share Purchase Agreement, dated as of April 15, 2005, by and among SiRF and the persons and entities listed on Schedule I thereto, as amended (the “Agreement”), in exchange for all of the outstanding capital stock of Kisel, SiRF paid $20.5 million in cash and issued 781,268 shares of SiRF Common Stock at the closing. SiRF will also pay two contingent future payments in cash on April 28, 2006 and April 28, 2007, to certain of the former Kisel shareholders upon achievement of certain milestones. In the aggregate, such contingent payments will not exceed $3.7 million. All of the shares of SiRF Common Stock issued at the closing are contingent upon the continued employment of the recipient, with the contingency being released over four years. The maximum purchase price for Kisel was approximately $33 million, including the maximum contingent cash payments and all of the shares of SiRF Common Stock. The shares of SiRF Common Stock were issued pursuant to an exemption under the Securities Act of 1933, as amended.

The foregoing description of the Agreement is qualified in its entirety to the full text of the Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Under the terms of the Agreement described in Item 2.01 above, SiRF issued an aggregate of 781,268 shares of Common Stock, $0.0001 par value, to the shareholders of Kisel at the closing. These shares were issued pursuant to an exemption under Regulation S promulgated under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
2.1*	Share Purchase Agreement, dated as of April 15, 2005, by and among SiRF Technology Holdings, Inc. and the persons and entities listed on Schedule I hereto.

The following exhibits and schedules to the Share Purchase Agreement have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A-1	Form of Standard Employment Agreement
	Exhibit A-2	Form of Managing Employment Agreement
	Exhibit B	Form of Power of Attorney
	Exhibit C	Form of Acknowledgement
	Exhibit D	Form of Proprietary Information and Inventions Agreement
	Exhibit E	Form of Non-Competition and Non-Solicitation Agreement

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	Exhibit F	Form of Opinion of White & Case Advokat AB
	Exhibit G	Form of Share Reserve Agreement
	Exhibit H	Form of Escrow Agreement

	Schedule I	List of Shareholders
	Schedule II	Consideration Schedule
	Schedule 7.3(e)	Third Party Consents
	Schedule 7.3(p)	Indebtedness

2.2	Amendment No. 1 to Share Purchase Agreement, dated as of April 28, 2005, by and between SiRF Technology Holdings, Inc. and Tomas Melander, acting as the Shareholders’ Representative.

The following exhibits and schedules to the Amendment No. 1 to Share Purchase Agreement have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A	Schedule II – Consideration Schedule

*	Confidential treatment requested.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2005

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Walter D. Amaral
Walter D. Amaral
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1*	Share Purchase Agreement, dated as of April 15, 2005, by and among SiRF Technology Holdings, Inc. and the persons and entities listed on Schedule I hereto.

The following exhibits and schedules to the Share Purchase Agreement have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A-1	Form of Standard Employment Agreement
	Exhibit A-2	Form of Managing Employment Agreement
	Exhibit B	Form of Power of Attorney
	Exhibit C	Form of Acknowledgement
	Exhibit D	Form of Proprietary Information and Inventions Agreement
	Exhibit E	Form of Non-Competition and Non-Solicitation Agreement
	Exhibit F	Form of Opinion of White & Case Advokat AB
	Exhibit G	Form of Share Reserve Agreement
	Exhibit H	Form of Escrow Agreement

	Schedule I	List of Shareholders
	Schedule II	Consideration Schedule
	Schedule 7.3(e)	Third Party Consents
	Schedule 7.3(p)	Indebtedness

2.2	Amendment No. 1 to Share Purchase Agreement, dated as of April 28, 2005, by and between SiRF Technology Holdings, Inc. and Tomas Melander, acting as the Shareholders’ Representative.

The following exhibits and schedules to the Amendment No. 1 to Share Purchase Agreement have been omitted. SiRF will furnish copies of the omitted exhibit and schedules to the Commission upon request.

	Exhibit A	Schedule II – Consideration Schedule

*	Confidential treatment requested.

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